UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2007
NOBLE ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

100 Glenborough, Suite 100
Houston, Texas		77067

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (d) Election of Director.
     Effective October 23, 2007, the board of directors of Noble Energy, Inc. (the “Company”) increased the size of the board by one member and elected Scott D. Urban to fill the vacancy created by such increase. At this time, Mr. Urban has not been appointed to a committee of the Company’s board of directors. The Company will file an amendment to this Current Report on Form 8-K to report any such appointment within four business days after the information is determined or becomes available. A copy of the press release announcing the appointment of Mr. Urban is furnished herewith as Exhibit 99.1.
     In connection with Mr. Urban’s election to the Company’s board of directors, the Company awarded 4,800 restricted shares of the Company’s common stock and options to purchase 11,200 shares of the Company’s common stock to Mr. Urban, effective October 23, 2007. The restricted shares and options were awarded to Mr. Urban pursuant to the 2005 Stock Plan for Non-Employee Directors of Noble Energy, Inc., which is filed as Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 18, 2005. The specific terms of the restricted stock award are governed by a Restricted Stock Agreement dated October 23, 2007 between Mr. Urban and the Company, the form of which is filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on August 4, 2005. The specific terms of the stock option grant are governed by a Stock Option Agreement dated October 23, 2007 between Mr. Urban and the Company, the form of which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on August 4, 2005.
     Effective October 23, 2007, the Company entered into its customary form of indemnity agreement with Mr. Urban. The form of the indemnity agreement entered into between the Company and Mr. Urban is filed as Exhibit 10.18 to the Company’s Annual Report on Form 10-K for the year ended December 31, 1995.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibit is furnished as part of this current Report on Form 8-K:
99.1	Press Release dated October 23, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.

Date: October 29, 2007	By:	/s/ Arnold J. Johnson

Arnold J. Johnson
Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated October 23, 2007.